Exhibit 10.1

                           SEVENTH AMENDMENT TO LEASE

      This SEVENTH AMENDMENT TO LEASE ("Seventh Amendment") is made and entered into as of the 23rd day of July, 2003, by and between KINGSTON ANDRITA LLC, a Delaware limited liability company ("Landlord"), and PLAYBOY ENTERTAINMENT GROUP, INC., a Delaware corporation ("Tenant").

                                    Recitals

      A. Tenant and Landlord are parties to that certain Lease, dated September 20, 2001, as amended by that certain First Amendment to Lease (the "First Amendment"), dated May 15, 2002, as further amended by that certain Second Amendment to Lease (the "Second Amendment"), dated July 23, 2002, as further amended by that certain Third Amendment to Lease (the "Third Amendment"), dated October 31, 2002, as further amended by that certain Fourth Amendment to Lease (the "Fourth Amendment"), as further amended by that certain Fifth Amendment to Lease (the "Fifth Amendment"), dated December 31, 2002, and as further amended by that certain Sixth Amendment to Lease (the "Sixth Amendment"), dated January 31, 2003 (as amended, the "Lease"), pursuant to which Landlord lease to Tenant certain premises located at 3030 Andrita Street, Los Angeles, California as more particularly described in the Lease (the "Premises").

      B. Tenant has completed the "Audit" provided for in Section 18 of the Second Amendment.

      C. Landlord has acquired fee title to the Adjacent Property as contemplated by Section 13(a) of the Second Amendment and Section 9 of the Sixth Amendment.

      D. Landlord and Tenant desire to amend the Lease upon the terms and conditions set forth below.

      E. All capitalized terms used herein but not specifically defined in this Seventh Amendment shall have the meanings ascribed to such terms in the Lease.

            NOW, THEREFORE, in consideration of the mutual promises set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

      1. Base Rent Increase. As a result of the completion of the Audit, Section 2.2(e)(ii) of the Lease is hereby amended in its entirety to read as follows:
"The Base Rent for each Lease Year shall be increased by an amount equal to $83,007.11." The following provisions of the Lease relating to changes in the Base Rent are hereby deleted in their entirety as of the date of this Seventh
Amendment:


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      (a) The second and third sentences of Section 12 of the Second Amendment;

      (b) Section 13(b) of the Second Amendment;

      (c) The clause "except only for any credits for or revised allocations of Landlord's Work as may be revealed by the Audit." At the end of the fourth sentence of Section 6 of the Sixth Amendment; and

      (d) Section 8 of the Sixth Amendment.

      2. Purchased Improvements. Landlord has delivered to Tenant the Bill of Sale for the Purchased Improvements as required by Section 4 of the Sixth Amendment. The Purchased Improvements shall be deemed to be Alterations for all purposes of the Lease and are deemed to be improvements of Tenant completed as of the date of this Seventh Amendment for purposes of the first sentence of
Section 12.6 of the Lease.

      3. Sound Reduction For Chiller. Section 10 of the Sixth Amendment is hereby deleted in its entirety. Landlord shall have no obligation to Tenant with respect to the Sound Reduction Solution described in Section 10 of the Sixth Amendment and Tenant hereby waives any claim against Landlord with respect thereto.

      4. Revised Exhibit A. Exhibit "A" of the Lease is hereby amended by adding the parcel of land described on Schedule 1 to this Seventh Amendment to Exhibit "A" of the Lease. The Adjacent Property described on Section 1 to this Seventh Amendment, as of the date of this Seventh Amendment, is part of the Premises for all purposes of the Lease.

      5. Lease in Full Force. Except for the amendment to the Lease provided for in this Seventh Amendment, all other terms, covenants and conditions of the Lease shall remain in full force and effect.

      6. Successors and Assigns. This Seventh Amendment shall be binding upon and shall inure to the benefit of Landlord and Tenant and their respective successors and assigns.

      7. Guarantor Consent. Guarantor, by executing the consent to this Seventh Amendment set forth below, hereby agrees that the guaranteed obligations covered by the Guaranty include all of the additional payment and other obligations of Tenant set forth in this Seventh Amendment.

      8. Counterparts. This Seventh Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute a single instrument.


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      IN WITNESS WHEREOF, this Seventh Amendment is executed on and as of the date first written above.

                                               KINGSTON ANDRITA LLC

                                               By:  /s/ E. Peter Krulewitch
                                                  ------------------------------
                                               Name: E. Peter Krulewitch
                                               Title:   President

                                               PLAYBOY ENTERTAINMENT GROUP, INC.

                                               By:  /s/ James L. English
                                                  ------------------------------
                                               Name: Jim English
                                               Title:  President

                                               THIS SEVENTH AMENDMENT IS
                                               CONSENTED TO:

                                               PLAYBOY ENTERPRISES, INC.,
                                               Guarantor

                                               By:  /s/ Howard Shapiro
                                                  ------------------------------
                                               Name: Howard Shapiro
                                               Title: Executive Vice President


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                                   SCHEDULE 1
                     LEGAL DESCRIPTION OF ADJACENT PROPERTY

THE SOUTHERLY 131.50 FEET OF PARCEL 2, WHICH PARCEL 2 IS DESCRIBED AS FOLLOWS:

THAT PORTION OF THE 2296.11 ACRE TRACT, IN THE RANCHO SAN RAFAEL, IN THE CITY OF LOS ANGELES, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, ALLOTTED TO ANDREW GLASSELL AND ALFRED B. CHAPMAN, BY DECREE OF PARTITION OF CASE NO. 1621. DISTRICT COURT OF SAID COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT THE INTERSECTION OF THE CENTERLINE OF DREW STREET, 60.00 FEET WIDE, AS SHOWN ON MAP OF TRACT 3122, AS RECORDED IN BOOK 42 PAGE 22 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, WITH THE SOUTHWESTERLY LINE OF SAID TRACT; THENCE ALONG THE SOUTHWESTERLY PROLONGATION OF SAID CENTERLINE, SOUTH 50 DEGREES 26' 15" WEST 30.00 FEET TO A POINT IN A LINE THAT IS PARALLEL TO AND 30.00 FEET SOUTHWESTERLY OF THE SOUTHWESTERLY LINE OF SAID TRACT; THENCE ALONG SAID PARALLEL LINE NORTH 39 DEGREES 32' 40" WEST 426.32 FEET TO A POINT OF INTERSECTION WITH THE SOUTHWESTERLY PROLONGATION OF THE CENTERLINE OF CHAPMAN STREET, AS SHOWN ON SAID MAP; THENCE ALONG SAID PROLONGED CENTER LINE, NORTH 47 DEGREES 37' 45" EAST 30.04 FEET TO THE AFORESAID SOUTHWESTERLY LINE OF SAID TRACT; THENCE ALONG SAID SOUTHWESTERLY LINE SOUTH 39 DEGREES 32' 40" EAST 427.78 FEET TO THE POINT OF BEGINNING.


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